Form N-SAR

Sub-Item 77Q1(a)
Material Amendments to Registrant's Charter
333-33978, 811-09885


Third Amendment dated July 14, 2004 to Janus Adviser Series Amended and Restated Trust Instrument dated March 18, 2003 is incorporated herein by reference to
Exhibit 1(m) to Post-Effective Amendment No. 17 to Janus Adviser Series' registration statement on Form N-1A, filed on July 30, 2004, accession number 0001035704-04-000405 (File No. 333-33978).